=====================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                             ----------------------

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 15, 2009

                             ----------------------

                        RESEARCH FRONTIERS INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                      1-9399               11-2103466
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)   (IRS EMPLOYER
     OF INCORPORATION)                                      IDENTIFICATION NO.)

                            240 CROSSWAYS PARK DRIVE
                          WOODBURY, NEW YORK 11797-2033
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (516) 364-1902

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
 (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

=====================================================================

Item 7.01 Regulation FD Disclosure

On June 15, 2009, Research Frontiers Inc., Smart Glass International Ltd. (SGI) and Schott Group announced the expansion of their SPD-SmartGlass business internationally as noted in the press release attached to this report as an exhibit and excerpted below:

SmartGlass International Ltd. (SGI), a licensee of Research Frontiers Inc. entered into an agreement with Research Frontiers to expand the geographic territory where it can offer its line of SPD-SmartGlass(tm) architectural products that includes windows, doors, solar shading screens, curtainwalls, skylights and roof-lites. Under this agreement, SGI can now sell these products worldwide outside of North America.

As part of this expansion of their agreement with Research Frontiers, SmartGlass International and the SCHOTT Group also have announced an agreement granting SCHOTT the right to sell SGI's SPD-SmartGlass products worldwide, except in North America. Sales in the United Kingdom and Ireland where
SGI currently has manufacturing and sales offices will continue to be handled by SGI. A similar partnership has been in place for SGI's LC SmartGlass (liquid crystal privacy glass) that has successfully leveraged SGI's production capabilities and SCHOTT's worldwide sales and distribution network. With today's announcements, both companies are expanding the scope of their operations to the next level by planning to offer high-performing SPD-SmartGlass products and their many benefits to the international market.

SPD-SmartGlass transforms widely used products - windows, skylights, sunroofs and more - into products that instantly and precisely control the light, glare and heat entering a room or vehicle. SPD-SmartGlass is instantly tunable to an infinite number of light transmission states regardless of window size, and easily adapts to individual preferences using control devices ranging from basic dimmer switches and photosensors to those that are integrated into a building's or vehicle's intelligent control system. These unequalled performance characteristics help optimize energy-saving daylight harvesting benefits and many other desired outcomes such as increased security, noise reduction and protection from harmful ultraviolet light.

This partnership allows both companies to capitalize on their impressive assets and strengths to expand and fill the growing demand for SPD-SmartGlass. SmartGlass International is a leading worldwide manufacturer of electronically switchable glass supplied to the commercial, hospitality, healthcare, transport and security, industrial, exhibition and residential sectors. SGI's product offering encompasses a wide range of glass and plastic configurations and the company has distinctive competencies with smart glass products that are curved, colored, fire rated, plastics, anti-reflective, anti-X-ray and impact-resistant. SGI also offers projection screens that use smart glass and products that have touch screen capability. SmartGlass International provides extensive installation training and service, and is known for its commitment to product quality and customer service.

In business for 125 years, SCHOTT is a world leader in the specialty glass industry. SCHOTT will bring its extensive infrastructure of sales, distribution and service - including over 50 sales offices spanning 125 countries - to SmartGlass
International and its award-winning SPD-Smart product line.
Together, these two companies represent one of the strongest partnerships ever formed for the sale of smart glass for architectural applications.

SmartGlass International enjoys a global reputation as a highly capable, customer-focused provider of advanced glazings. The company has been rapidly moving towards today's announcements with a systematic expansion in resources, facilities, production capacity and product development. In February 2008, SGI nearly tripled its smart glass production capacity by moving to a 20,000 square foot factory capable of producing over 400,000 square feet of smart glass per year. This new plant includes state-of-the-art lamination, glass fabrication, quality control and shipping facilities, and a showroom. The company has experienced significant sales growth and expects higher sales growth in its current fiscal year which began on May 1, 2009. Because of this, SmartGlass International plans to increase the size of its factory by an additional 15,000 square feet during the coming year.

John Browne, Managing Director of SmartGlass International, noted: "The global glass industry is entering a new era where high-performing smart glass products will satisfy longstanding market needs and new ones ranging from energy efficiency to distinctive aesthetics. There is unquestionably a rapidly growing demand for smart glass and our company is committed to achieving a global leadership position in the industry. The move to our new factory, our agreement with Research Frontiers, and the concurrent expansion of our sales and distribution agreement with SCHOTT, reflect our strong belief that SPD-SmartGlass is a strategically-important technology offering tremendous functionality and other benefits to the user with excellent sales potential."

Joseph M. Harary, President and Chief Executive Officer of
Research Frontiers, commented: "The growth of SmartGlass
International's smart glass business over the years reflects their vision, dedication of resources, and competency. Their
SPD-SmartGlass sales and distribution agreement with SCHOTT and its worldwide coverage and reputation for advanced glass products, along with SGI's newly expanded manufacturing facilities, represents a formidable combination that will bring the benefits of SPD-SmartGlass to a wider geographic area to better serve the world's needs for advanced
SPD-SmartGlass."

The Press Release is attached hereto as an exhibit and is also available on the Company's web site at www.SmartGlass.com.


This report and the press release referred to hereing may include statements that may constitute "forward-looking" statements as referenced in the Private Securities Litigation Reform Act of 1995. Those statements usually contain words such as "believe", "estimate", "project", "intend", "expect", or similar expressions. Any forward-looking statements are made by the Company in good faith, pursuant to the safe-harbor provisions of the Act. These forward-looking statements reflect management's current views and projections regarding economic conditions, industry environments and Company performance. Factors, which could significantly change results, include but are not limited to: sales performance, expense levels, competitive activity, interest rates, changes in the Company's financial condition and several business factors. Additional information regarding these and other factors may be included in the Company's quarterly 10-Q and 10K filings and other public documents, copies of which are available from the Company on request. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this report.


The information in this Form 8-K or the press release filed as an exhibit hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          RESEARCH FRONTIERS INCORPORATED



                                          /s/ Joseph M. Harary
                                          ---------------------------
                                          By: Joseph M. Harary
                                          Title: President

Dated: June 15, 2009